Exhibit 99.1
NEWS RELEASE

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Kirk J. Meche                                 Westley S. Stockton
Chief Executive Officer                          Chief Financial Officer
713.714.6100                                 713.714.6100

FOR IMMEDIATE RELEASE
October 15, 2018

GULF ISLAND FABRICATION, INC.
ANNOUNCES APPOINTMENT OF NEW BOARD MEMBER

Houston, TX – Gulf Island Fabrication, Inc. (“Gulf Island" or the “Company”) (NASDAQ: GIFI), announced today that Ms. Cheryl Richard has been appointed to its Board of Directors, effective October 15, 2018.

Ms. Richard has more than 30-years in the energy industry, including service with upstream, offshore drilling and related companies. She served in various leadership roles for Conoco Phillips, as well as Vice President of Human Resources for Chevron Phillips Chemical Company. She also served as Senior Vice President of Human Resources & Information Technology for Transocean Ltd. Ms. Richard currently serves as a member of the Supervisory Board of SBM Offshore. She holds Bachelor’s and Master’s degrees in business administration from Murray State University, Kentucky.

“We are pleased to welcome Cheryl to Gulf Island’s Board of Directors,” said Jack Laborde, Chairman of the Board. “Her background and industry experience will complement our Board and she will be a tremendous asset as we continue to position Gulf Island for future growth.”

Gulf Island Fabrication, Inc., based in Houston, Texas, with facilities located in Louisiana and Texas, is a leading fabricator of complex steel structures and marine vessels used for Oil & Gas production and transportation, petrochemical and industrial facilities, power generation and alternative energy projects. Gulf Island also provides related installation, hookup, commissioning, repair and maintenance services with specialized crews and integrated project management capabilities. Visit us at our website www.gulfisland.com.

Cautionary Statement:

This press release contains forward-looking statements. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to such topics as oil and gas prices, operating cash flows, capital expenditures, liquidity and tax rates. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

We caution readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include the cyclical nature of the oil and gas industry, changes in backlog estimates, suspension or termination of projects, timing and award of new contracts, financial ability and credit worthiness of our customers and consolidation of our customers, competitive pricing and cost overruns, entry into new lines of business, ability to raise additional capital, ability to sell certain assets advancement on the SeaOne Project, ability to resolve dispute with a customer relating to an alleged termination of contracts to build MPSVs, ability to remain in compliance with our covenants contained in our credit agreement, ability to employ skilled workers, operating dangers and limits on insurance coverage, weather conditions, competition, customer disputes, adjustments to previously reported profits under the percentage-of-completion method, loss of key personnel, compliance with regulatory and environmental laws, ability to utilize navigation canals, performance of subcontractors, systems and information technology interruption or failure and data security breaches and other factors described in more detail in “Risk Factors” in Item 1A of our annual report on Form 10-K for the year ended December 31, 2017, as updated by our subsequent filings with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the forward-looking statements are made, which we cannot control. Further, we may make changes to our business plans that could affect our results. We caution investors that we do not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes, and we undertake no obligation to update any forward-looking statements.